Exhibit 99.2 Leader in Targeted Protein Modulation Nurix Therapeutics Blazing a New Path in Medicine ASH Event Presentation December 12, 2022

Important Notice and Disclaimers This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When or if used in this presentation, the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “should,” “will,” and similar expressions and their variants, as they relate to Nurix Therapeutics, Inc. (“Nurix”, the “Company,” “we,” “us” or “our”), may identify forward-looking statements. All statements that reflect Nurix’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding our future financial or business plans; our future performance, prospects and strategies; future conditions, trends, and other financial and business matters; our current and prospective drug candidates; the planned timing and conduct of the clinical trial programs for our drug candidates; the planned timing for the provision of clinical updates and initial findings from our clinical studies; the potential advantages of our DELigase™ platform and drug candidates; the extent to which our scientific approach and DELigase™ platform may potentially address a broad range of diseases; the extent animal model data predicts human efficacy; and the timing and success of the development and commercialization of our current and anticipated drug candidates. Forward-looking statements reflect Nurix’s current beliefs, expectations, and assumptions. Although Nurix believes the expectations and assumptions reflected in such forward-looking statements are reasonable, Nurix can give no assurance that they will prove to be correct. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause Nurix’s actual activities and results to differ materially from those expressed in any forward-looking statement. Such risks and uncertainties include, but are not limited to: (i) risks and uncertainties related to Nurix’s ability to advance its drug candidates, obtain regulatory approval of and ultimately commercialize its drug candidates; (ii) the timing and results of clinical trials; (iii) Nurix’s ability to fund development activities and achieve development goals; (iv) the impact of the COVID-19 pandemic on Nurix’s business, clinical trials, financial condition, liquidity and results of operations; (v) Nurix’s ability to protect intellectual property and (vi) other risks and uncertainties described under the heading “Risk Factors” in Nurix’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2022, and other SEC filings. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. The statements in this presentation speak only as of the date of this presentation, even if subsequently made available by Nurix on its website or otherwise. Nurix disclaims any intention or obligation to update publicly any forward- looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal estimates and research are reliable, such estimates and research have not been verified by any independent source. 2

Nurix Drugs Engage Ligases for the Treatment of Cancer Targeted Protein Modulation: TPM = TPD + TPE A Powerful Targeted Protein Cellular System Elevation (TPE) Harness ligases to decrease specific protein levels Inhibit ligases to increase specific protein levels Targeted Protein Ubiquitin is ligated to Degradation target proteins to tag them for degradation by (TPD) the proteasome 3

Nurix Is Advancing Four Wholly Owned Clinical Programs with a Deep Pipeline of Proprietary and Partnered Novel Targets MOA Drug program Target/delivery Therapeutic area Preclinical Phase 1 Phase 2 Phase 3 NX-2127 BTK-IKZF B-cell malignancies Oral Degrader TPD NX-5948 BTK B-cell malignancies Oral Degrader NX-1607 CBL-B Immuno-Oncology Oral Inhibitor TPE DeTIL-0255 Ex vivo CBL-B Gynecologic inhibition malignancies Cell therapy TPM 5 targets Multiple Wholly owned TPD 5 targets Multiple Gilead Sciences TPD 5 targets Multiple Sanofi 4

A First-In-Class Franchise of BTK Degraders:
NX-2127 & NX-5948

NX-2127

BTK DEGRADATION
& IMMUNOMODULATION

- Active against clinically emergent BTK inhibitor-resistant mutations
- Robust BTK degradation and immunomodulatory activity observed across all dose levels to date
- Positive clinical activity in CLL patients, including responses in patients with BTK or BCL2 mutations
- Cohort expansion for CLL patients is ongoing
- Dose exploration in patients with NHL is ongoing



NX-5948

BTK DEGRADATION

- Active against clinically emergent BTK inhibitor-resistant mutations
- Crosses the blood brain barrier and degrades BTK in brain-resident lymphoma cells and microglia in animal models
- Activity in multiple models of autoimmune disease
- Phase 1a dose escalation is ongoing

nurix

5

Today's Agenda NX-2127 Clinical Data: First Targeted Protein Degradation Drug in Hematologic Malignancies Anthony Mato, M.D. MSCE NX-2127-001, a first-in-human trial of NX-2127, a Bruton’s Tyrosine Kinase-targeted protein degrader, Former Director, CLL in patients with relapsed or refractory chronic Program, Memorial Sloan lymphocytic leukemia and B-cell malignancies Kettering Cancer Center Kinase Dead BTK Mutations Confer Resistance to Gwenn M. Hansen, Ph.D. Covalent and Noncovalent BTK Inhibitors but Are Chief Scientific Officer Susceptible to Clinical Stage BTK Degraders Recent update of NX-2127 in diffuse large B-cell Robert J. Brown, M.D. lymphoma and initial PK/PD results for NX-5948 EVP, Head of Clinical Development Q&A 6

NX-2127-001, a first-in-human trial of NX-2127, a Bruton's Tyrosine Kinase-targeted protein degrader, in patients with relapsed or refractory chronic lymphocytic leukemia and B-cell malignancies

Anthony Mato,[1] William G. Wierda,[2] Weiyun Ai,[3] Ian Flinn,[4] Michael Tees,[5] Manish R. Patel,[6] Krish Patel,[7] Susan O'Brien,[8] David Bond,[9] Lindsey E. Roeker,[1] Tanya Siddiqi,[10] Michael Wang,[2] Clare Sun,[11] Omar Abdel-Wahab,[1] Amanda Schwab,[12] May Tan,[12] Erin Meredith,[12] Melissa A. Gessner,[12] Adrian Wiestner,[11] Alexey Danilov[10]

[1]Memorial Sloan Kettering Cancer Center, New York, NY, USA; [2]MD Anderson Cancer Center, Houston, TX, USA; [3]University of California San Francisco Medical Center, San Francisco CA, USA; [4]Tennessee Oncology, Sarah Cannon Research Institute, Nashville, TN, USA; [5]Colorado Blood Cancer Institute, Denver, CO, USA; [6]Florida Cancer Specialists, Sarah Cannon Research Institute, Sarasota, FL, USA; [7]Swedish Cancer Institute, Center for Blood Disorders and Cellular Therapy, Seattle, WA, USA; [8]Chao Family Comprehensive Cancer Center, University of California, Irvine, Orange, CA, USA; [9]The James Cancer Hospital at The Ohio State University, Columbus, OH, USA; [10]City of Hope National Medical Center, Duarte, CA, USA; [11]National Heart, Lung, and Blood Institute, National Institutes of Health, Bethesda, MD, USA; [12]Nurix Therapeutics, Inc., San Francisco, CA, USA

Acquired resistance to BTK inhibitors presents a new and growing challenge in the treatment of CLL

- Targeted therapy focusing on two key pathways (BTK/BCL2) is standard of care in CLL and has changed the treatment landscape in front-line and relapsed/refractory settings
- Emerging patterns of resistance and intolerance limit the utility of currently available therapies in later lines of treatment:[1]
  - Novel *BTK* mutations confer broad resistance to both covalent and noncovalent BTK inhibitors
  - Some mutations lead to 'kinase dead' *BTK* mutants with intact NF-kB signaling, pointing to a potential scaffolding function of BTK
- Dual resistance to BTKi and BCL2i is occurring at increasing frequency adding to the treatment challenge in the relapsed setting[2,3]

There is a need for a new treatment modality that can target both emerging resistant mutations and BTK scaffolding activity in patients who have otherwise, exhausted other approved and emerging treatment options

BCL2, B-cell lymphoma-2; **BTK,** Bruton tyrosine kinase; **CLL**, chronic lymphocytic leukemia; **NF-kB,** nuclear factor kappa-light-chain-enhancer of activated B cells

[1]Wang et al. N Engl J Med 2022;386:735–43; [2]Mato A et al. Clin Cancer Res 2020;26:3589–96; [3]Lew TE, et al. Blood Adv 2021;5:4054–8

8

Resistance to non-covalent BTK inhibitors presents a new and growing challenge to treatment BTK mutations identified from patients progressing on the non-covalent inhibitor pirtobrutinib Wang et al. N Engl J Med 2022;386:735–43 9

NX-2127: first-in-class targeted protein degrader of BTK Utilizing the ubiquitin-proteasome pathway to degrade BTK, a well-validated target in B-cell malignancies BTK, Bruton tyrosine kinase; CRBN, cereblon 10

NX-2127 has the potential to address emerging BTK mutations • NX-2127 degrades wild-type and mutant BTK, including the recently described kinase dead mutations • NX-2127 kills DLBCL tumor cells harboring wild-type BTK and mutant BTK BTK-WT BTK-C481S BTK-V416L BTK-T474I BTK-L528W BTK degradation Cell viability NX-2127 Ibrutinib Pirtobrutinib NX-2127 125 125 125 125 100 100 100 100 75 75 75 75 50 50 50 50 25 25 25 25 0 0 0 0 0.01 0.1 1 10 100 1000 10000 0.01 0.1 1 10 100 1000 10000 0.01 0.1 1 10 100 1000 10000 0.001 0.01 0.1 1 10 100 1000 NX-2127 (nM) Ibrutinib (nM) NX-2127 (nM) Pirtobrutinib (nM) Montoya S, et al. ASH 2022 (abstract #750) 11 % BTK remaining % viable % viable % viable

NX-2127-001: trial design Phase 1 trial in adults with relapsed/refractory B-cell malignancies Dose escalation Dose expansion options • CLL Phase 1b expansion cohort at 100 mg dose Objectives: − MTD not established CLL failed 2 or more prior treatments including a BTK inhibitor and • Assess safety and tolerability regardless of baseline BTK − 100 mg dose chosen as • Identify maximum tolerated dose (MTD) mutation status (up to 40) expansion dose based on PD, & biologically active dose – INITIATED – clinical activity and safety Dose level 3 • Evaluate PK/PD profile 300 mg Dose level 2 DLBCL (up to 20) • Phase 1a dose escalation is 200 mg ongoing at 200 mg and 300 mg Dose level 1 doses for patients with NHL (e.g. 100 mg MCL, MZL, WM (up to 20) DLBCL, MCL, MZL, WM, FL) Dose level –1 50 mg FL (up to 20) Oral daily dosing BTK, Bruton tyrosine kinase; CLL, chronic lymphocytic leukemia; DLBCL, diffuse large B-cell lymphoma; FL, follicular lymphoma; MCL, mantle cell lymphoma; MZL, marginal zone lymphoma; PD, pharmacodynamics; PK, pharmacokinetics; WM, Waldenstrom's macroglobulinemia 12

NX-2127-001: patient disposition

Phase 1 trial in adults with relapsed/refractory B-cell malignancies


Screened
(N=54)
Screen failure
(n=18)
Assigned cohort (n=36)
Dosed (n=36)
100 mg* (n=22)
200 mg (n=8)
300 mg (n=6)
Discontinued treatment (n=18)
Disease progression (n=7)
Adverse event (n=8)
Other (n=3)
On treatment
(n=18)

- **Causes for screen failure:**
  - Inadequate organ reserve (n=5)
  - Subject withdrawal (n=3)
  - Disease progression/other cancer (n=2)
  - Administration of prohibited medications (n=2)
  - Other (n=6)
- **Patients dosed include:**
  - CLL (n=23)
  - DLBCL (n=4)
  - WM (n=3)
  - FL (n=1)
  - MCL (n=4)
  - MZL (n=1)

*100 mg dose includes patients from Phase 1a and Phase 1b

Data cutoff: September 21, 2022

13

Baseline characteristics Elderly population with multiple prior lines of targeted therapies and acquired mutations CLL Overall population Characteristics (n=23) (N=36) Median age, years (range) 75 (61–90) 75 (50–92) Female, n (%) 9 (39.1) 13 (36.1) Male, n (%) 14 (60.9) 23 (63.9) Lines of prior therapy, median (range) 5 (2–11) 4 (2–11) BTKi, n (%) 23 (100) 31 (86.1) Pirtobrutinib, n (%) 8 (34.8) 11 (30.6) BTKi and BCL2i, n (%) 18 (78.3) 19 (52.8) cBTKi, ncBTKi, and BCL2i, n (%) 7 (30.4) 7 (19.4) a BTK mutation present , n (%) 10 (48) 11 (35) C481 5 (24) 5 (16) L528W 4 (19) 4 (13) T474 3 (14) 4 (13) V416L 1 (5) 1 (3) a BCL2 mutation present , n (%) 4 (19) 4 (13) a PLCG2 mutation present , n (%) 0 (0) 1 (3.2) a Specific mutations are not additive as some patients have multiple BTK mutations Data cutoff: September 21, 2022 14 Mutations were tested by NGS centrally in those patients with available samples (n=31 in total population; n=21 in CLL population)

NX-2127 safety summary (TEAEs >15% in all patients) Treatment-emergent AEs occurring in >15% of Any grade Grade 3+ SAE total population, n (%) (N=36) (N=36) (N=36) Fatigue 19 (52.8) – - a Neutropenia 14 (38.9) 13 (36.1) - b Contusion 10 (27.8) – 1 (2.8) c Thrombocytopenia 9 (25) 3 (8.3) - Anemia 8 (22.2) 4 (11.1) 1 (2.8) Hypertension 9 (25.0) 1 (2.8) - Constipation 7 (19.4) – - Dyspnea 7 (19.4) 1 (2.8) - Pruritis 7 (19.4) – - d Atrial fibrillation/Atrial flutter 6 (16.7) 3 (8.3) 2 (5.6) Diarrhea 6 (16.7) – - Petechiae 6 (16.7) – - Rash 6 (16.7) – - a b c Aggregate of neutropenia and neutrophil count decreased Contusion includes episodes of bruising and other similar terms Aggregate of thrombocytopenia and platelet count d decreased Cases were confounded by risk factors such as: age >80 years (4 cases), history of hypertension (4 cases), male sex (3 cases), and history of prior AF on ibrutinib (2 cases) 1 DLT of cognitive disturbance was observed at 300 mg (CLL); MTD not reached Data cutoff: September 21, 2022 15 AE, adverse event; SAE, serious adverse event; TEAE, treatment-emergent adverse event

NX-2127 safety summary (all participants) by dose All doses 100 mg* 200 mg 300 mg (n=36) AEs: all grades, n (%) (n=22) (n=8) (n=6) Fatigue 19 (53) 13 (59) 5 (63) 1 (17) a 14 (39) Neutropenia 5 (23) 5 (63) 4 (67) b Contusion 10 (28) 4 (18) 3 (38) 3 (50) c Thrombocytopenia 9 (25) 5 (23) 2 (25) 2 (33) Hypertension 9 (25) 5 (23) 2 (25) 2 (33) Anemia 8 (22) 6 (27) 2 (25) 0 7 (19) Constipation 7 (32) 0 0 Dyspnea 7 (19) 4 (18) 3 (38) 0 Pruritis 7 (19) 5 (23) 1 (13) 1 (17) d Atrial fibrillation/Atrial flutter 3 (14) 2 (25) 1 (17) 6 (17) Diarrhea 6 (17) 5 (23) 1 (13) 0 Petechiae 6 (17) 4 (18) 1 (13) 1 (17) Rash 6 (17) 5 (23) 1 (13) 0 a b c Aggregate of neutropenia and neutrophil count decreased Includes episodes of bruising and other similar verbatim terms Aggregate of thrombocytopenia and platelet count d decreased Cases were confounded by risk factors such as: age >80 years (4 cases), history of hypertension (4 cases), male sex (3 cases), and history of prior AF on ibrutinib (2 cases) Data cutoff: September 21, 2022 *18 of the 22 patients treated at the 100 mg qd dose had CLL 16

NX-2127 preliminary efficacy (patients with CLL)

Disease-evaluable patients	n=15
Objective response rate,[a] % (95% CI)	33 (12–62)
Best response, n (%)	
CR	0 (0)
PR	5 (33.3)
SD	5 (33.3)
PD	2 (13.3)
NE[b]	3 (20)

[a]Objective response rate includes CR + CRi + nPR + PR-L + PR
[b]Patients who discontinued after a single assessment of SD are considered as NE



Maximim % change in SPD from baseline
100
50
0
-50
-100
Two or more prior treatments including:
BTKi
BTKi and BCL2i ('Double exposed')
* BTK mutation at baseline
Treatment ongoing

***One patient, not shown above, with prior BTKi and BCL2i treatment and with a *BTK* mutation detected at baseline, had no nodal disease at baseline. Their treatment is ongoing with a PR**

BCL2i, B-cell lymphoma-2 inhibitor; **BTK**, Bruton's tyrosine kinase; **BTKi**, BTK inhibitor; **CR**, complete response; **CRi**, complete response with incomplete count recovery; **NE**, not evaluable; **PD**, progressive disease; **PR**, partial response; **SD**, stable disease

Data cutoff: September 21, 2022

17

Outcomes and time on therapy with NX-2127 (patients with CLL) Responses seen in double and triple exposed patients * * * Two or more prior treatments including: * BTKi * BTKi & BCL2i (‘Double exposed’) cBTKi, ncBTKi, & BCL2i (‘Triple exposed’) Treatment ongoing BTK mutation detected * * BTK mutation status unknown * ° * PR PR-L SD ° PD * * Median follow-up: 5.6 months (range: 0.3 to 15.7 months) ° 9 patients discontinued treatment due to: AEs (n=5); PD (n=2); >7 days of missed doses (n=1); patient choice (n=1) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 Time (28d months) AE, adverse event; BCL2i, B-cell lymphoma-2 inhibitor; BTK, Bruton’s tyrosine kinase; BTKi, BTK inhibitor; cBTKi, covalent BTK inhibitor; Data cutoff: September 21, 2022 ncBTKi, non-covalent BTK inhibitor; PD, progressive disease; PR, partial response; PR-L, partial response with lymphocytosis; SD, stable disease 18 Patient

NX-2127 plasma trough concentration (ng/mL) NX-2127 leads to robust BTK degradation and decrease in B-cell activation Circulating plasma CCL4 Patients with CLL (100 mg) 30 5000 in patients with CLL (100 mg) 30000 3750 20 CCL4 measured in 25000 patient plasma with an 2500 ELISA-based assay 20000 HMPCORE1 (Rules 10 15000 Based Medicine) 1250 10000 0 0 5000 0 5 10 15 20 25 30 LLOQ= 59-64 pg/mL 0 Days of treatment C1D1 C1D8 Visit BTK MFI in B cells (n=18) Plasma trough concentration (n=14) • Daily treatment with NX-2127 resulted in a fast and sustained suppression of BTK (CD19+) as measured in patient whole blood using a flow cytometry assay. BTK suppression target of 80% reached consistently (data not shown here) • Robust decrease of plasma CCL4 by Cycle 1 Day 8 and suppression was maintained through Cycle 2 Day 1, consistent with clinically observed lymphocytosis occurring in majority of patients with nodal disease by Cycle 1 Day 8 • NX-2127 treatment also resulted in degradation of cereblon neo-substrate Ikaros Data cutoff: September 21, 2022 BTK, Bruton’s tyrosine kinase; CCL4, C–C motif ligand 4; LLOQ, lower limit of quantification 19 BTK Levels (MFI±SEM) pg/mL

Conclusions • Early Phase 1 data of NX-2127, a first-in-class BTK degrader with immunomodulatory activity, demonstrates BTK degradation and clinically meaningful responses independent of prior treatments or BTK mutational status − ORR 33% (95% CI 12–62%) in heavily pre-treated patients with relapsed/refractory CLL with median follow up of 5.6 months (range 0.3 to 15.7 months) − Treatment duration up to 15.7 months (with 14 of 23 CLL patients remaining on treatment) − Safety profile consistent with previous reports for BTK-targeted therapies in heavily pretreated patients with B-cell malignancies (Grade 3 neutropenia, thrombocytopenia, anemia, and atrial fibrillation/flutter) − Sustained BTK degradation and decreased B-cell activation in double and triple exposed CLL population 20

American Society *of* Hematology
Helping hematologists conquer blood diseases worldwide



Kinase Dead BTK Mutations Confer Resistance to Covalent and Noncovalent BTK Inhibitors but Are Susceptible to Clinical Stage BTK Degraders

Skye Montoya, Jessie Bourcier, Meghan C. Thompson, Mark Noviski, May Tan, Eric Wang, Xiaoli Mi, Nivetha Brathaban, Carla Barrientos Risso, Daniel Tsai, Jordan Ye, Jacob Jahn, Gabriel Pardo, Ryan Notti, Alejandro Pardo, Maurizio Affer, Stephanie Yung, James N. Iuliano, Janine Powers, Daniel W Robbins, Vindhya Nawaratne, Tulasigeri M Totiger, Camila Pena-Velasquez, Joanna M. Rhodes, Andrew D. Zelenetz, Lindsey E. Roeker, Hao Lu, Adam Linley, Anthony R. Mato, Omar Abdel-Wahab, and Justin Taylor

Diverse BTK mutations cause resistance to covalent & non-covalent BTK inhibitors

Several BTK mutations abrogate BTK phosphorylation Questions: 1. What is the impact of BTK drug resistant mutants on BTK enzymatic activity & BCR signaling? 2. How can we overcome resistance to BTK enzymatic inhibitors? Wang, Mi, Thompson, et al. NEJM 2022

Emerging BTKi-resistant mutations abolish BTK kinase activity How do these mutations activate BCR signaling despite lack of BTK kinase activity?

Proteomic characterization of BTK drug resistance mutants

Kinase dead BTK mutants recruit unique interacting proteins

Can we target the scaffold function of BTK?

NX-2127: a first-in-class targeted protein degrader of BTK CRBN, cereblon 28

NX-2127 binds to BTKi resistance mutants NX-2127 120 BTK NX-2127 Pirtobrutinib Ibrutinib 100 BTK Covalent Inhibitor Degrader Non-covalent Inhibitor 80 NX-2127 Proteins 60 -1 -1 40 IC (nM) IC (nM) K /K (M *s ) 50 50 inact i 20 5 0 WT 9 0.7 2 x 10 -20 C481S 19 0.8 6 nM (IC ) 50 5 T474I 7 11 1 x 10 Pirtobrutinib 120 6 M437R 22 30 3 x 10 100 80 No binding @ No binding @ 1 L528W 66 60 1 µM µM 40 20 4 V416L 111 98 6 x 10 0 -20 >10x reduced binding Compound binding measured in a FRET- based probe displacement assay [Compound] μM . 0 00001 0.0001 0.001 0.01 0.1 1 10 0.00001 0.0001 0.001 0.01 0.1 1 10 % Probe Binding % Probe Binding

NX-2127 induces positive cooperativity between BTK and CRBN BTK WT 120 100 80 No CRBN BTK 60 DDB1 CRBN (1 μM) + 40 CRBN 20 α = 2.5 IC No CRBN 50 0 α = -20 IC with CRBN (1 μM) 50 0.00001 0.0001 0.001 0.01 0.1 1 NX-2127 BTK L528W BTK T474I 120 120 100 100 • Positive Cooperativity (α>1) 80 80 • Stable ternary complex 60 60 40 40 • Induced protein-protein interactions 20 20 α = 3.9 α = 3.2 • Greater tolerance for reduced binary 0 0 -20 -20 affinity 0.00001 0.0001 0.001 0.01 0.1 1 0.00001 0.0001 0.001 0.01 0.1 1 CRBN, cereblon; DDB1, DNA damage binding protein 1. % Probe Binding % Probe Binding

NX-2127 degrades both wild-type and kinase dead mutant BTK 2+ and suppresses Ca signaling

NX-2127 suppresses downstream biomarkers and displays potent cell killing Cell viability

BTK degradation by NX-2127 overcomes pirtobrutinib resistance mutations in a patient • 73 year-old man diagnosed with CLL at age 59. • Treated with pirtobrutinib on clinical trial after prior treatment with FCR, ibrutinib and venetoclax. • After initial response to pirtobrutinib had PD on therapy (due to acquisition of BTK L528W mutation). • Treated with NX-2127 on phase I trial with best overall response of PR on NX-2127 with >90% BTK and IKZF1 degradation in blood.

Treatment with NX-2127 leads to BTK degradation and clinical response irrespective of mutation status in CLL patients BTK degradation in CLL patients Disease-evaluable patients 100 with known BTK mutation status BTK WT 6000 BTK Kinase Dead BTK WT; n=11 50 5000 BTK Kinase Dead (C481R, L528W and V416L); n=5 BTK Kinase Proficient 4000 BTK Kinase Proficient (C481S and T474F/I); n=4 3000 0 2000 1000 -50 0 0 5 10 15 20 25 30 Days of Treatment -100 Patients with kinase dead mutations are classified as kinase dead regardless of co-occurrence of kinase proficient mutations • BTK degradation of 80% achieved in CLL patients including those harboring BTK C481, T474, L528, and V416 resistance mutations • Clinical data for NCT04830137 first in human trial assessing NX-2127 in B Cell malignancies will be presented by Dr. Anthony Mato (ABSTRACT 965) Data cutoff: 21 September 2022 BTK Levels (MFI±SEM) Maximim %change in SPD from baseline

Conclusions • Multiple BTK mutations (including L528W, V416L, M437R, and T474I) confer resistance to noncovalent and covalent BTK inhibitors. • We define distinct classes of BTK alterations based on enzymatic activity and a differential interactome. • Kinase dead BTK mutations interact with other kinases to allow persistent downstream B-cell receptor signaling. • Clinical grade BTK degraders bind & degrade mutant forms of BTK. • NX-2127 can overcome BTK inhibitor resistance in CLL patients with kinase dead BTK mutations.

CASE STUDY NHL Update First Report of Targeted Protein Degrader NX-2127 Initial experience in non-GCB in Diffuse Large B cell DLBCL patients Lymphoma (DLBCL) 36

Non-GCB DLBCL Represents an Important Unmet Medical Need

- DLBCL is the most common form of lymphoma, representing ~30% of all NHL diagnoses[1,2]
- ~24,000 people diagnosed in the United States each year, with ~65% 5-year survival[1,2,3]

DLBCL treatments are the same for all patients, even though it is a biologically heterogeneous disease[4]

GCB
(Germinal Center B-cell)
~40%

Unclassified
~10%

ABC
(Activated B-cell)
~50%

Chronic activated BCR signaling

Patients with non-GCB DLBCL have a poorer prognosis:
- Fewer curative responses to R-CHOP and shorted OS[4,5]
- An oral small molecule targeted therapy could address relapsed/refractory patients and those who are transplant or CART ineligible

[1]American Cancer Society. Cancer Facts & Figures 2022. Atlanta, Ga: American Cancer Society; 2022. https://www.cancer.org/cancer/non-hodgkin-lymphoma/about/key-statistics.html#references
[2]NCCN, B-Cell Lymphomas; April 2021 https://www.nccn.org/professionals/physician_gls/pdf/b-cell.pdf; [3]https://seer.cancer.gov/statfacts/html/dlbcl.html
[4]Mareschal et al. Hematologica 2011;96:1888–90; [5]Schmitz et al. N Engl J Med 2018;378:1396–407

nurix 37

Mechanistic Rationale for Dual Degrader in DLBCL Hyper-activated BCR (CD79b-mut) and TLR (MyD88-mut) signaling are hallmarks of non-GCB DLBCL: • NX-2127 targets both BCR and TLR signaling through BTK degradation • NX-2127 targets non-BTK dependent TLR signaling through its immunomodulatory activity 1 Westin J. Blood 2019;134:996–8 38

Two Heavily Pre-Treated Patients with Non-GCB DLBCL Enrolled in NX-2127 Phase 1 Dose-Escalation

	Patient #1	Patient #2
Subtype	Non-GCB (ABC subtype) Double-hit, BCL2/BCL6	Non-GCB (ABC subtype)
Dose	100 mg	300 mg
Time on Study	3.5 months	5 months and ongoing
Priors	4	4
Response(s)	Stable Disease (SD) at 8w → Progressive Disease (PD)	Complete Response (CR)* at 8w confirmed at 16w

Patient #2	Baseline demographic and disease characteristics
Age; Relevant medical history	84; aortic regurgitation, diastolic dysfunction, aspergillosis sinus infection
Cancer Diagnosis	1988: Waldenstrom's macroglobulinemia (WM) 2015: Diffuse large B-cell lymphoma (DLBCL) ABC subtype
Prior treatments for DLBCL	2015: Rituximab + CHOP followed by focal axillary irradiation 2017: Rituximab + ICE 2018: Rituximab, mogamulizumab (anti-CCR4), and magrolimab (anti-CD47) 2019: Rituximab, ibrutinib, and lenalidomide (RIL)
Disease features at study entry	Stage IV, MYD88 mutated and CXCR4 mutated
Time on study	Ongoing, Cycle #6 (5 months)

*CR per Lugano criteria

nurix

Data as reported October 26, 2022

39

Rapid BTK Degradation and Confirmed Complete Response Following NX-2127 Therapy FDG-PET CT Scan Disease Assessment Baseline Week 16 % BTK remaining in CD19+ B cells Bladder 100 Bladder Patient #2 300 mg 80 60 40 20 0 0 5 10 15 20 25 30 Day % BTK calculated in PBMC Significant Ikaros and Aiolos degradation also SUV: Standard confirmed by day 8 Max SUV: 17.6 Normal SUV Max SUV: 2.5 Uptake Value Deauville 5PS: 5 Deauville 5PS: 2 • Complete response at first assessment (Week 8) and confirmed at subsequent assessment (Week 16) • Safety: No DLT or SAE. Grade 3 neutropenia without infection, resolved with G-CSF. No Rx interruptions. 40 Data as reported October 26, 2022 % BTK Remaining (Relative to C1D1 Pre-dose)

NX-2127: First-in-Class BTK Degrader Demonstrates Early Signs of Meaningful Clinical Activity in Both CLL and NHL Chronic lymphocytic leukemia (CLL) • Objective responses observed in heavily pretreated CLL patients including those receiving prior covalent BTK inhibitors, non-covalent BTK inhibitors, and BCL2 inhibitors • Objective responses observed in patients whose tumors harbor BTK mutations known to cause resistance to both covalent and non-covalent BTK inhibitors Next steps: Enrollment in Phase 1b is ongoing and we anticipate defining a regulatory strategy in CLL in 2023 based on a mature set of data from our ongoing Phase 1a/1b trial Non-Hodgkin lymphoma (NHL) • Rapid and complete response in a patient with advanced relapsed/refractory non-GCB DLBCL • A rationale mechanism to support the dual activity of NX-2127 in non-GCB DLBCL Next steps: Enrollment in Phase 1a is ongoing at the 200 mg and 300 mg doses in patients with NHL with a clinical update planned for 2023 41

NX-5948 Initial PK/PD data 42

NX-5948-301: Trial design Phase 1 trial in adults with relapsed/refractory B-cell malignancies Dose escalation Dose expansion options • Phase 1a dose escalation is ongoing at clinical sites in the U.K. Objectives: CLL/SLL without C481 mutation (up to 20) • Assess safety and tolerability • Plans to initiate U.S. sites in early • Identify maximum tolerated dose (MTD) 2023 CLL/SLL with C481 mutation & biologically active dose (up to 20) Dose level 4 • Evaluate PK/PD 300 mg Dose level 3 MCL, MZL, WM (up to 20) 200 mg Dose level 2 100 mg FL (up to 20) Dose level 1 50 mg DLBCL (up to 20) Oral daily dosing CLL, chronic lymphocytic leukemia; DLBCL, diffuse large B-cell lymphoma; FL, follicular lymphoma; MCL, mantle cell lymphoma; MZL, marginal zone lymphoma; PD, pharmacodynamics; PK, pharmacokinetics; WM, Waldenstrom's macroglobulinemia 43

Preliminary Data Suggests NX-5948 Exhibits Linear PK and Supports Daily Dosing • Half-life ~12 hours 15 50 mg 100 mg 12 • T of 2-3 hours max 9 • Exposures (both AUC 6 and C ) increase max linearly with dose 3 0 0 4 8 12 16 20 24 Nominal Time (h) 44 Mean (±SE) NX-5948 plasma conc (ng/mL)

NX-5948 Induces Rapid and Robust BTK Degradation in All Patients BTK Levels in Circulating B cells BTK Levels in Circulating B cells 17500 15000 * Patient 1 (50 mg) Patient 2 (50 mg) 15000 Patient 2 (50 mg) 12500 Patient 7 (100 mg) Patient 3 (50 mg) * 12500 Patient 8 (100 mg) 10000 Patient 4 (50 mg) * 10000 Patient 6 (100 mg)* 7500 Patient 7 (100 mg) 7500 Patient 8 (100 mg) 5000 5000 2500 2500 0 0 0 5 10 15 20 25 30 0 5 10 15 20 25 30 Days of Treatment Days of Treatment * BTK MFI measured on low number of CD19+B cells (<500 Patients with adequate circulating B cells for high events); low confidence in the MFI value confidence in MFI measurements 45 BTK MFI BTK MFI

NX-5948: BTK Degrader Without Immunomodulatory Activity Demonstrates Rapid and Sustained BTK Degradation Phase 1a Dose Escalation • Early evidence of target engagement • Rapid and sustained BTK degradation in all patients • No evidence of immunomodulatory associated adverse events (e.g. neutropenia) Next steps: • Initiate clinical sites in the U.S. • Identify Phase 1b expansion dose • Select indications for cohort expansion with initial focus likely in CLL 46

Wrap up 47

NX-2127 Combines Activity of Two Blockbuster MOAs: BTK Inhibition and Immunomodulation



Established Targets
BTK
(e.g., Ibrutinib-$7B)
Both
Immuno-modulatory
(e.g., lenalidomide-$13B)
CLL
WM
MCL
MZL
DLBCL
FL
Nurix BTK degrader franchise
NX-5948
NX-2127
BTKi resistance, deepen responses
Improve activity vs BTKi
Expand role for BTK target in combination with other mechanisms

Size of bubble=annual incidence in US and EU

B-CELL MALIGNANCIES ANNUAL INCIDENCE (US & EU)	
Chronic Lymphocytic Leukemia (CLL)	39,700
Diffused Large B-Cell Lymphoma (DLBCL)	55,100
Follicular Lymphoma (FL)	26,200
Mantle cell lymphoma (MCL)	6,200
Marginal Zone Lymphoma (MZL)	10,700
Waldenstrom's macroglobulinemia (WM)	6,300

Estimates based on 2020 incidence from DRG, GlobalData and secondary research; EU comprised of France, Germany, Italy, Spain and UK

- NX-2127 has potential to address BTK inhibitor resistance arising through multiple pathways, and indications that require combination therapy
- NX-5948 may address BTK resistance mutations and be the degrader of choice for single-target therapy with potential in autoimmunity

BTK, Bruton tyrosine kinase; DLBCL, Diffuse large B cell lymphoma; CLL, Chronic lymphocytic leukemia, SLL, small lymphocytic lymphoma; MCL, Mantle cell lymphoma; WM, Waldenstrom's macroglobulinemia; MZL, Marginal zone lymphoma; FL, Follicular lymphoma; NHL, non-Hodgkin lymphoma nurix 48

Delivering Key Clinical Milestones in 2022 Targeted Protein Degradation Targeted Protein Elevation NX-5948 NX-1607 DeTIL-0255 NX-2127 • Dose first patient in • Present Phase 1a • Dose first patient in • Initiate Phase 1b trial Phase 1a trial in PK/PD in H2 2022 Phase 1 trial in H1 in mid-2022 H1 2022 2022 • File IND, initiate US • Present additional • Present Phase 1a clinical sites in H2 • Phase 1 clinical Phase 1a clinical PK/PD in H2 2022 2022 update from safety results in H2 2022 run in H2 2022 49 Note: All anticipated timing is based on calendar-year periods

Delivering Key Clinical Milestones in 2022 Targeted Protein Degradation Targeted Protein Elevation NX-5948 NX-1607 DeTIL-0255 NX-2127 üDose first patient in üPresent Phase 1a üDose first patient in üInitiate Phase 1b trial Phase 1a trial in PK/PD in H2 2022 Phase 1 trial in H1 in mid-2022 H1 2022 2022 üFile IND, initiate US üPresent additional üPresent Phase 1a clinical sites in H2 üPhase 1 clinical Phase 1a clinical PK/PD in H2 2022 2022 update from safety results in H2 2022 run in H2 2022 50 Note: All anticipated timing is based on calendar-year periods

Nurix Today • World-class small molecule discovery capabilities focused on ligase-based medicines • Four wholly owned and internally developed Phase 1 clinical assets and five preclinical programs • Pharma partners dedicated to pursuing first-in-class and best-in-class drugs funding an additional ten programs • Clinical investigators from top academic institutions with strong track records of developing innovative drugs • Well funded to progress pipeline through important clinical milestones in 2023 and 2024 51

Q&A 52